Exhibit 99.1
The tables below reflect IAC on a continuing operations basis, updated to reflect (i) the reclassification of the digital portion of a legacy agency business between the Print and Digital segments of People Inc. and (ii) Care.com as discontinued operations for periods prior to its sale on March 16, 2026 as described in Item 7.01 of this Form 8-K. The information presented below should be read in conjunction with IAC Inc.'s historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

	2023	2024					2025
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Revenue
People Inc.
Digital	$939,865	$220,672	$253,751	$266,923	$345,021	$1,086,367	$234,520	$273,999	$283,167	$370,200	$1,161,886
Print	776,017	174,552	175,994	178,023	183,067	711,636	163,270	158,263	152,594	148,178	622,305
Intersegment eliminations	(20,989)	(4,684)	(4,584)	(5,483)	(6,023)	(20,774)	(4,719)	(4,892)	(5,934)	(6,573)	(22,118)
Total People Inc.	1,694,893	390,540	425,161	439,463	522,065	1,777,229	393,071	427,370	429,827	511,805	1,762,073
Search	629,038	108,473	101,756	88,284	89,186	387,699	70,329	61,690	51,892	28,972	212,883
Emerging & Other	229,461	34,014	19,886	18,565	16,563	89,028	18,287	15,877	17,288	19,551	71,003
Intersegment eliminations	(8,804)	(1,204)	(2)	(2)	(10)	(1,218)	(1)	—	—	(1)	(2)
Total revenue	$2,544,588	$531,823	$546,801	$546,310	$627,804	$2,252,738	$481,686	$504,937	$499,007	$560,327	$2,045,957

Operating (loss) income
People Inc.
Digital(a)	$(18,270)	$(1,266)	$25,762	$33,061	$96,810	$154,367	$17,876	$38,371	$38,434	$113,305	$207,986
Print(b)	(1,886)	(4,035)	5,798	5,213	10,083	17,059	8,744	10,905	1,016	6,769	27,434
Other(c)(d)(e)	(130,582)	(15,528)	(13,222)	(16,213)	(19,589)	(64,552)	16,587	(14,497)	(10,917)	(14,034)	(22,861)
Total People Inc.	(150,738)	(20,829)	18,338	22,061	87,304	106,874	43,207	34,779	28,533	106,040	212,559
Search	44,198	4,356	4,624	2,389	6,037	17,406	3,009	5,101	1,880	231	10,221
Emerging & Other(f)	(22,784)	(21,081)	(6,773)	(2,618)	(7,223)	(37,695)	(4,886)	(9,221)	(20,797)	2,552	(32,352)
Corporate	(151,285)	(37,466)	(36,674)	(28,659)	(41,444)	(144,243)	(17,206)	(33,041)	(34,959)	(31,062)	(116,268)
Total operating (loss) income	$(280,609)	$(75,020)	$(20,485)	$(6,827)	$44,674	$(57,658)	$24,124	$(2,382)	$(25,343)	$77,761	$74,160

Stock-based compensation expense
People Inc.
Digital	$(8,159)	$(2,200)	$(3,436)	$(2,149)	$(2,312)	$(10,097)	$(1,855)	$(3,034)	$(3,211)	$(3,464)	$(11,564)
Print	(1,381)	(446)	(723)	(516)	(360)	(2,045)	(450)	(442)	(451)	(430)	(1,773)
Other(c)	(13,961)	(4,703)	(2,521)	(3,167)	(3,292)	(13,683)	(3,188)	(3,727)	(4,060)	(4,102)	(15,077)
Total People Inc.	(23,501)	(7,349)	(6,680)	(5,832)	(5,964)	(25,825)	(5,493)	(7,203)	(7,722)	(7,996)	(28,414)
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(1,600)	(410)	(253)	(478)	(485)	(1,626)	(345)	(2,874)	(743)	(602)	(4,564)
Corporate	(43,961)	(10,327)	(12,202)	(11,183)	(11,996)	(45,708)	27,228	(8,233)	(7,412)	(6,509)	5,074
Total stock-based compensation expense	$(69,062)	$(18,086)	$(19,135)	$(17,493)	$(18,445)	$(73,159)	$21,390	$(18,310)	$(15,877)	$(15,107)	$(27,904)

	2023	2024					2025
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Depreciation
People Inc.
Digital	$(24,797)	$(4,864)	$(3,688)	$(3,637)	$(3,754)	$(15,943)	$(3,074)	$(3,167)	$(4,428)	$(3,933)	$(14,602)
Print	(13,277)	(2,530)	(1,861)	(1,405)	(1,462)	(7,258)	(1,393)	(1,403)	(1,237)	(1,104)	(5,137)
Other(c)(e)	(32,183)	(1,161)	(469)	(672)	(801)	(3,103)	(4,706)	(651)	(525)	(1,274)	(7,156)
Total People Inc.	(70,257)	(8,555)	(6,018)	(5,714)	(6,017)	(26,304)	(9,173)	(5,221)	(6,190)	(6,311)	(26,895)
Search	(85)	(21)	(21)	(62)	—	(104)	—	—	—	—	—
Emerging & Other	(203)	(23)	(13)	(19)	(10)	(65)	(23)	(9)	(8)	(9)	(49)
Corporate	(7,154)	(2,315)	(2,027)	(2,024)	(2,042)	(8,408)	(2,045)	(2,038)	(2,037)	(1,935)	(8,055)
Total depreciation	$(77,699)	$(10,914)	$(8,079)	$(7,819)	$(8,069)	$(34,881)	$(11,241)	$(7,268)	$(8,235)	$(8,255)	$(34,999)

Amortization of intangibles
People Inc.
Digital	$(226,694)	$(30,082)	$(30,304)	$(29,949)	$(26,207)	$(116,542)	$(18,724)	$(18,723)	$(18,826)	$(18,235)	$(74,508)
Print	(53,043)	(5,085)	(5,084)	(5,085)	(4,621)	(19,875)	(3,694)	(3,695)	(3,695)	(3,617)	(14,701)
Other(c)	—	—	—	—	—	—	—	—	—	—	—
Total People Inc.	(279,737)	(35,167)	(35,388)	(35,034)	(30,828)	(136,417)	(22,418)	(22,418)	(22,521)	(21,852)	(89,209)
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(512)	(9)	—	—	—	(9)	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total amortization of intangibles	$(280,249)	$(35,176)	$(35,388)	$(35,034)	$(30,828)	$(136,426)	$(22,418)	$(22,418)	$(22,521)	$(21,852)	$(89,209)

Goodwill impairment
People Inc.
Digital	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Print	—	—	—	—	—	—	—	—	—	—	—
Other(c)	—	—	—	—	—	—	—	—	—	—	—
Total People Inc.	—	—	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—	—	—
Emerging & Other	(9,000)	—	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total goodwill impairment	$(9,000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	2023	2024					2025
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Adjusted EBITDA(g)
People Inc.
Digital(a)	$241,380	$35,880	$63,190	$68,796	$129,083	$296,949	$41,529	$63,295	$64,899	$138,937	$308,660
Print(b)	65,815	4,026	13,466	12,219	16,526	46,237	14,281	16,445	6,399	11,920	49,045
Other(c)(d)	(84,438)	(9,664)	(10,232)	(12,374)	(15,496)	(47,766)	24,481	(10,119)	(6,332)	(8,658)	(628)
Total People Inc.(a)	222,757	30,242	66,424	68,641	130,113	295,420	80,291	69,621	64,966	142,199	357,077
Search	44,283	4,377	4,645	2,451	6,037	17,510	3,009	5,101	1,880	231	10,221
Emerging & Other(f)	(11,469)	(20,639)	(6,507)	(2,121)	(6,728)	(35,995)	(4,518)	(6,338)	(20,046)	3,163	(27,739)
Corporate	(100,170)	(24,824)	(22,445)	(15,452)	(27,406)	(90,127)	(42,389)	(22,770)	(25,510)	(22,618)	(113,287)
Total Adjusted EBITDA	$155,401	$(10,844)	$42,117	$53,519	$102,016	$186,808	$36,393	$45,614	$21,290	$122,975	$226,272
The following table reconciles net earnings (loss) attributable to IAC shareholders to operating (loss) income to Adjusted EBITDA:

	2023	2024					2025
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
	(Unaudited; in thousands)
Net earnings (loss) attributable to IAC shareholders	$265,942	$45,031	$(142,232)	$(243,719)	$(198,977)	$(539,897)	$(216,805)	$211,452	$(21,879)	$(76,794)	$(104,026)
Add back:
Net (loss) earnings attributable to noncontrolling interest	(7,625)	(59)	765	6,274	(413)	6,567	2,237	(819)	142	996	2,556
Loss (earnings) from discontinued operations, net of tax(h)(i)	6,544	(3,470)	(2,078)	(52,148)	(5,026)	(62,722)	(43,774)	(22,660)	(27,055)	250,871	157,382
Income tax provision (benefit)	84,921	42,811	(40,691)	(87,970)	(62,424)	(148,274)	(62,481)	82,708	(5,158)	18,451	33,520
Other (income) expense, net	(46,218)	(30,262)	(50,007)	(10,192)	(7,768)	(98,229)	(7,632)	(2,793)	18,447	(24,146)	(16,124)
Unrealized loss (gain) on investment in MGM Resorts International	(721,668)	(163,751)	179,284	346,272	287,373	649,178	324,265	(307,437)	(17,476)	(118,527)	(119,175)
Interest expense	137,495	34,680	34,474	34,656	31,909	135,719	28,314	37,167	27,636	26,910	120,027
Operating (loss) income	(280,609)	(75,020)	(20,485)	(6,827)	44,674	(57,658)	24,124	(2,382)	(25,343)	77,761	74,160
Add back:
Stock-based compensation expense	69,062	18,086	19,135	17,493	18,445	73,159	(21,390)	18,310	15,877	15,107	27,904
Depreciation	77,699	10,914	8,079	7,819	8,069	34,881	11,241	7,268	8,235	8,255	34,999
Amortization of intangibles	280,249	35,176	35,388	35,034	30,828	136,426	22,418	22,418	22,521	21,852	89,209
Goodwill impairment	9,000	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$155,401	$(10,844)	$42,117	$53,519	$102,016	$186,808	$36,393	$45,614	$21,290	$122,975	$226,272

(a)The third quarter of 2025 operating income of $38.4 million and Adjusted EBITDA of $64.9 million at People Inc. Digital include $8.3 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.

(b)The third quarter of 2025 operating income of $1.0 million and Adjusted EBITDA of $6.4 million at People Inc. Print include $5.8 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.

(c)Other comprises unallocated corporate costs.

(d)The 2023 operating loss of $130.6 million and Adjusted EBITDA loss of $84.4 million at People Inc. Other include $44.7 million of impairment charges of a right-of-use asset related to certain unoccupied leased office space. The first quarter of 2025 operating income of $16.6 million and Adjusted EBITDA of $24.5 million at People Inc. Other include a net gain of $36.2 million related to the aforementioned unoccupied office space. The third quarter of 2025 operating loss of $10.9 million and Adjusted EBITDA loss of $6.3 million at People Inc. Other include a net gain of $5.2 million related to an amendment of a lease, which provided for the surrender of certain office space early, partially offset by $1.0 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.
(e)The 2023 operating loss of $130.6 million and depreciation of $32.2 million at People Inc. Other include $25.3 million of impairment charges related to leasehold improvements and furniture and equipment related to certain unoccupied leased office space and a $4.2 million write-off of certain leasehold improvements and furniture and equipment.

(f)The third quarter of 2025 operating loss of $20.8 million and Adjusted EBITDA loss of $20.0 million at Emerging & Other include $21.4 million of legal fees and settlement expenses for litigation that concluded in Q3 2025 related to a legacy business.
(g)Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
(h)On March 31, 2025, IAC completed the spin-off of Angi, including Roofing, by means of a special dividend (the "Distribution") of all shares of Angi capital stock held by IAC to holders of its common stock and Class B common stock. As a result of the Distribution, IAC no longer owns any shares of Angi's capital stock and Angi became an independent public company. The operations of Angi, including Roofing, which Angi sold on November 1, 2023 and IAC included in Emerging & Other following its sale, are presented as discontinued operations within IAC's consolidated financial statements for all periods prior to March 31, 2025.
(i)On March 16, 2026, IAC completed the previously announced sale of Care.com. As a result of the sale, the operations of Care.com are presented as discontinued operations within IAC’s consolidated financial statements for all periods prior to its sale.
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